UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): NOVEMBER 29, 2004

ROBOTIC VISION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-8623	11-2400145
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

486 AMHERST STREET

NASHUA, NEW HAMPSHIRE 03063

(Address of principal executive offices)

Registrant’s telephone number: (603) 598-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On November 29, 2004, Grant Thornton LLP resigned as the Registrant’s independent registered public accounting firm (the “Former Auditor”). The Former Auditor advised the Registrant that, over the previous three months, and specifically during the previous few weeks, there had been several significant matters, including, but not limited to, the Registrant’s bankruptcy filing and certain events leading to that filing, that the Registrant only communicated to the Former Auditor since November 20, 2004; and that it believed that the nature of those matters warranted timely and complete communication by the Registrant to the Former Auditor for its consideration in conducting its audit of the Registrant’s financial statements as of and for the year ended September 30, 2004, which was in process at that time. That audit was not completed.

There were no disagreements between the Registrant and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (“Disagreements”) during the term of the Former Auditor, which Disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the Disagreements in connection with its report.

As previously disclosed in the Registrant’s quarterly reports on Form 10-Q for the periods ended March 31, 2004 and June 30, 2004, the Former Auditor and management advised the Registrant’s Audit Committee that certain significant deficiencies in internal controls had been noted. These deficiencies related to the segregation of duties within the accounts payable function and also the need to periodically test the computer back-up recovery system. The Registrant took appropriate corrective action.

The Former Auditor’s report on the Registrant’s financial statements as of and for the fiscal year ended September 30, 2003 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that the Former Auditor’s report on the Registrant’s financial statements as of and for the fiscal year ended September 30, 2003 contained an explanatory paragraph indicating that there was substantial doubt as to the Registrant’s ability to continue as a going concern due to recurring losses and non-compliance with certain loan covenants.

The Registrant has provided the Former Auditor with a copy of the disclosures it is making herein. The Registrant requested that the Former Auditor furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. The Registrant has annexed such letter hereto as Exhibit 16.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements—None

(b)	Pro Forma Financial Information—None

(c)	Exhibits:

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated December 3, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2004

ROBOTIC VISION SYSTEMS, INC.

By:	/s/ Pat V. Costa
Pat V. Costa Chairman, President and Chief Executive Officer

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